Exhibit g(3)

Appendix "B"
To
Custodian Agreement
Between
The Chase Manhattan Bank, N.A. and Each of the Investment
Companies Listed on Appendix "A" thereto
Dated as of March 18, 1999

The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of August 1, 1994 (the "Custodian Agreement"):

A. Additional Custodians:

CUSTODIAN            PURPOSE
Bank of New York     FICASH
                     FITERM

B. Special Subcustodians:

SUBCUSTODIAN         PURPOSE
Bank of New York     FICASH
Citibank, N.A.       Global Bond Certificates*

C.  Foreign Subcustodians:

COUNTRY                      FOREIGN SUBCUSTODIAN                                           DEPOSITORY
Argentina                    Chase Manhattan Bank, N.A., Buenos Aires                       Caja de Valores, S.A.

                             Citibank, N.A., Buenos Aires

Australia                    The Chase Manhattan Bank,                                      Austraclear Limited
                             Sydney
                                                                                            RITS
                             Westpac Banking Corporation, Sydney

                                                                                            The Clearing House Electronic
                                                                                            Sub-register System

Austria                      Creditanstalt-Bankverein,                                      Osterreichsche Kontrollbank
                             Vienna                                                         Aktiengesellschaft (OEKB)

Bahrain                      British Bank of the Middle East, Manama                        None

Bangladesh                   Standard Chartered Bank, Dhaka                                 None

*Citibank, N.A. will act as Special Subcustodian with respect to global bond certificates for the following portfolios only:
 Fidelity Advisor Series VIII: Fidelity Advisor Emerging Markets Income Fund; Fidelity Investment Trust: Fidelity New Markets Income Fund.

Belgium                      Generale Bank,                                          Caisse Interprofessionnelle
                             Brussels                                                de Depot et de Virement de
                             Banque Bruxelles Lambert, Brussels                      Titres (CIK)

                                                                                     Banque Nationale de Belgique

Bermuda                      The Bank of Bermuda, Limited                            None
                             Hamilton

Botswana                     Barclays Bank of Botswana Ltd.,                         None
                             Gaborone

Brazil                       Citibank, N.A., Sao Paulo .                              Bolsa de Valores de Sao Paulo
                                                                                      (BOVESPA/CALISPA);
                             BankBoston, N.A., Sao Paulo                              Rio de Janeiro Stock Exchange
                                                                                      (BVRJ)
                                                                                      Companhia Brasileira de Liquidacao
                                                                                      e Custodia

Bulgaria                    ING Bank, Sofia                                           Central Depository AD, Bulgarian
                                                                                      National Bank

Canada                      Canada Imperial Bank of Commerce,                         Canadian Depository for
                            Toronto                                                   Securities Ltd. (CDS)

                            Royal Bank of Canada

Chile                       Chase Manhattan Bank, Santiago                            None

                            Citibank, N.A., Santiago

China-Shanghai              Hongkong & Shanghai Banking                              Shanghai Securities Central
                            Corp., Ltd., Shanghai                                    Clearing & Registration Corp.
                                                                                     (SSCCRC)

China-Shenzhen              Hongkong & Shanghai Banking                              Shenzhen Securities Central
                            Corp., Ltd., Shenzhen                                    Clearing Co (SSCC)

Colombia                    Cititrust Colombia S.A., Sociedad Fiduciaria,            Deposito Central de Valores
                            Bogota

Cyprus                      Barclays Bank PLC, Nicosia                               None

Czech Republic              Ceskoslovenska Obchodni Banka, A.S., Prague              Securities Center (SCP)

                            ING Bank N.V., Prague

Denmark                     Den Danske Bank, Copenhagen                              Vaerdipapircentralen-VP Center

Ecuador                     Citibank, N.A., Quito                                    None

Egypt                       National Bank of Egypt, Cairo                            Misr for Clearing, Settlement and
                                                                                     Depository
                            Citibank, N.A., Cairo

Finland                     Merita Bank, Ltd.,                                       Central Share Register of
                            Helsinki                                                 Finland (CSR)

France                      Banque Paribas, Paris                                    SICOVAM

                            Credit Agricole Indosuez, Paris

Germany                     Dresdner Bank A.G., Frankfurt                            Deutsche Borse Clearing (DBC)

Ghana                       Barclays Bank of Ghana Ltd., Accra                       None

Greece                      Barclays Bank Plc, Athens                                The Central Securities Depository
                                                                                     (Apothetirio Titlon, A.E.)

                                                                                     Bank of Greece

Hong Kong                   Chase Manhattan Bank,                                    Central Clearing & Settlement
                            Hong Kong                                                System (CCASS)

                            Hongkong & Shanghai Banking Corp., Ltd.,                 The Central Money Markets Unit
                            Hong Kong

Hungary                     Citibank Budapest Rt., Budapest                          Central Depository &
                                                                                     Clearing House
                                                                                     (Budapest) Ltd. (KELER Ltd.)

India                       Deutsche Bank AG, Mumbai                                 National Securities Depository
                                                                                     Limited (NSDL)

                            Hongkong & Shanghai Banking Corp. Ltd.,
                            Mumbai

                            Chase Manhattan Bank, Mumbai

                            Standard Chartered Bank, Mumbai

Indonesia                   Hongkong & Shanghai Banking Corp. Ltd.,                  None
                            Jakarta

                            Standard Chartered Bank, Jakarta

Ireland                     Bank of Ireland, Dublin                                  The CREST System

                            Allied Irish Bank PLC, Dublin                            Bank of Ireland Securities Settlement
                                                                                     Office

Israel                      Bank Leumi Le-Israel, B. M., Tel Aviv                    Tel Aviv Stock Exchange
                                                                                     (TASE) Clearinghouse Ltd.

Italy                       Bank Paribas, Milan                                      Monte Titoli S.p.A.

                            Citibank, N.A., Milan                                    Banca d'Italia

Ivory Coast                 Societe Generale de Banques en
                            Cote d'Ivoire, Abidjan                                   None

Japan                       The Fuji Bank, Limited, Tokyo                            Japan Securities
                                                                                     Depository Center (JASDEC)

                            Bank of Tokyo-Mitsubishi Ltd., Tokyo                     Bank of Japan

Jordan                      Arab Bank, PLC, Amman                                    None

Kenya                       Barclays Bank of Kenya Ltd., Nairobi                     None

Lebanon                     The British Bank of the Middle East (BBME)               Midclear

Luxembourg                  Banque Generale du Luxembourg                            None

                            Banque Bruxelles Lambert, Luxembourg

Malaysia                    The Chase Manhattan Bank,                                Malaysian Central Depository
                            (M) Berhad, Kuala Lumpur                                 Sdn. Bhd. (MCD)

                            Hongkong Bank Malaysia Berhad, Kuala Lumpur

Mauritius                   Hongkong & Shanghai Banking Corp. Ltd.,                  Central Depository & Settlement Co.,
                            Port Louis                                               Ltd. (CDS)

Mexico                      Chase Manhattan Bank, Mexico, S.A.                       Institucion para el Deposito de
                                                                                     Valores-S.D. INDEVAL, S.A.
                            Citibank Mexico, S.A., Mexico City,                      de C.V.
                            a wholly-owned subsidiary of Citibank, N.A.

Morocco                     Banque Commerciale du Maroc,                             MAROCLEAR
                            Casablanca

Namibia                     Standard Bank Namibia Ltd., Windhoek                     None

Netherlands                 ABN-AMRO, Bank N.V.,                                     Nederlands Centraal Instituut
                            Amsterdam                                                voor Giraal Effectenverkeer
                                                                                     BV (NECIGEF); KAS Associatie,
                                                                                     N.V. (KAS)

New Zealand                 National Nominees Ltd., Auckland                         New Zealand Central Securities
                                                                                     Depository Limited (NZCSD)
                            ANZ Banking Group (New Zealand) Limited,
                            Wellington

Norway                      Den norske Bank ASA, Oslo                                Verdipapirsentralen, The Norwegian
                                                                                     Registry of Securities (VPS)

Oman                        British Bank of the Middle East, Muscat                  Muscat Securities Market

Pakistan                    Citibank, N. A., Karachi                                 Central Depository
                                                                                     Company of Pakistan (CDC)
                            Standard Chartered Bank, Karachi

                            Deutsche Bank AG, Karachi

Peru                        Citibank, N.A., Lima                                     Caja de Valores (CAVALI, S.A.)

Philippines                 Hongkong & Shanghai Banking                              The Philippines Central Depository,
                            Corp., Ltd., Manila                                      Inc.

Poland                      Bank Handlowy W. Warzawie, S.A., Warsaw                  National Depository of Securities

                            Citibank Poland, S.A., Warsaw, a wholly-owned indirect subsidiary of Citibank, N.A.

Portugal                    Banco Espirito Santo e Commercial                        Central de Valores Mobiliaros
                            de Lisboa, S.A., Lisbon                                  (Interbolsa)

                            Bankco Comercial Portuges, Lisbon
                                                                                     The Central Treasury Bills Registrar

Romania                     ING Bank N.V., Bucharest                                 National Company for Clearing,
                                                                                     Settlement & Depository
                                                                                     for Securities (SNCDD)

                                                                                     Bucharest Stock Exchange (BSE)

Russia                      Chase Manhattan Bank International,                      Rosvneshtorgbank (VTB)
                                            Moscow

                            Credit Suisse First Boston AO,
                            Moscow, a wholly-owned subsidiary of Credit Suisse
                            First Boston

Singapore                   Chase Manhattan Bank, Singapore                         Central Depository (Pte) Ltd. (CDP)

                            Standard Chartered Bank, Singapore

                            Oversea-Chinese Banking Corporation Limited,
                            Singapore

Slovak Republic             Ceskoslovenska Obchodna, Banka, A.S.                    Stredisko Cennych Papierov (SCP)
                            Bratislava

                            ING Bank N.V., Bratislava

Slovenia                    Banka Creditanstalt D.D., Ljubljana                     Central Klirnisko Depotna Druzba
                                                                                    d.d. (KDD)

South Africa                Standard Bank of South Africa, Ltd.,                    The Central Depository Limited
                            Johannesburg

                            First National Bank of Southern Africa Ltd.,
                            Johannesburg

South Korea                 Hongkong & Shanghai Banking Corp., Ltd.                 Korean Securities Depository
                            Seoul                                                   (KSD)

                            Standard Chartered Bank, Seoul

Spain                       Chase Manhattan Bank C.M.B., S.A.                       Servicio de Compensacion y
                            Madrid                                                  Liquidacion de Valores (SCLV)

                            Banco Santander S.A., Madrid                            Banco de Espana

Sri Lanka                   Hongkong & Shanghai Banking Corp. Ltd.,                 Central Depository System
                            Colombo                                                 (Pvt) Limited (CDS)

Swaziland                   Stanbic Bank Swaziland Limited, Mbabane                 None

Sweden                      Skandinaviska Enskilda Banken, Stockholm                Vardepappercentralen,
                                                                                    The Swedish Central Securities
                            Svenska Handelsbanken, Stockholm                        Depository

Switzerland                 Union Bank of  Switzerland,                             Schweizerische Effekten-
                            Zurich                                                  Giro A.G. (SEGA)

Taiwan                      Chase Manhattan Bank, Taipei                            Taiwan Securities Central
                                                                                    Depository Co., Ltd. (TSCD)
                            Hongkong & Shanghai Banking Corp., Ltd.
                            Taipei

Thailand                    Chase Manhattan Bank, Bangkok                           Thailand Securities Depository
                                                                                    Company Limited (TSD)
                            Standard Chartered Bank, Bangkok

Transnational                                                                       CEDEL, S.A. Luxembourg

                                                                                    The Euroclear System

Turkey                       Chase Manhattan Bank, Istanbul                         Takas ve Saklama A.S. (TvS)

                             Citibank, N.A., Istanbul                               Central Bank of Turkey

United Kingdom               Chase Manhattan Bank, London                           The CREST System
                             First Chicago NBD Corporation, London                  Central Gilts Office
                                                                                    Central Moneymarkets Office

Uruguay                      BankBoston, N.A., Montevideo                           None

                             Citibank, N.A., Montevideo

Venezuela                    Citibank, N.A., Caracas                                None

Zambia                       Barclays Bank of Zambia Ltd., Lusaka                   Lusaka Stock Exchange

Zimbabwe                     Barclays Bank of Zimbabwe Ltd., Harare                 None




       Each of the Investment Companies Listed on
       Appendix "A" to the Custodian Agreement, on Behalf of Each of Their Respective Portfolios

   By:      /s/John Costello
   Name:    John Costello
  Title:    Asst. Treasurer